                           THIRD AMENDMENT TO AMENDED
                          AND RESTATED CREDIT AGREEMENT

        This THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "AMENDMENT") dated as of July 24, 1998, is by and among Raytel Medical Corporation (the "BORROWER"), BankBoston, N.A., formerly known as Bank of Boston Connecticut ("BANKBOSTON") and Banque Paribas (collectively, the "BANKS") and BankBoston, as agent for the Banks (in such capacity, the "AGENT").

                              W I T N E S S E T H:

        WHEREAS, the Borrower, the Banks and the Agent entered into a certain Amended and Restated Credit Agreement dated as of August 14, 1996, as amended by the First Amendment to Amended and Restated Credit Agreement dated as of June 4, 1997 and by the Second Amendment to Amended and Restated Credit Agreement dated as of September 26, 1997 (as amended from time to time, the "CREDIT AGREEMENT"); and

        WHEREAS, the Borrower has requested that the Credit Agreement be amended in certain respects; and

        WHEREAS, the Agent and the Banks have agreed to amend the Credit Agreement on the terms and conditions set forth herein.

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

        SECTION 1. DEFINITIONS. Capitalized terms used herein without definition that are defined in the Credit Agreement shall have the same meanings herein as therein.

        SECTION 2. REPRESENTATIONS AND WARRANTIES. The Borrower hereby repeats on and as of the date hereof the representations and warranties made by it in the Credit Agreement, provided that all references therein to the Credit Agreement shall refer to the Credit Agreement as amended hereby.

        SECTION 3. RATIFICATION, ETC. Except as expressly amended hereby, the Credit Agreement and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect. This Amendment and the Credit Agreement shall hereafter be read and construed together as a single document, and all references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended by this Amendment.

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                                      -2-



        SECTION 4.  AMENDMENTS TO CREDIT AGREEMENT.

                    SECTION 4.1. AMENDMENT TO SECTION 10.3. Section 10.3 of the Credit Agreement is hereby amended in its entirety to read as follows:

                    "SECTION 10.3 CONSOLIDATED TOTAL FUNDED DEBT TO EBITDA. The Borrower will not permit the ratio of Consolidated Total Funded Debt of the Borrower and its Subsidiaries to Earnings Before Interest and Taxes, Depreciation and Amortization of the Borrower and its Subsidiaries for any period consisting of four (4) consecutive fiscal quarters of the Borrower ending after the Effective Date to exceed 2.5:1.0."

                    SECTION 4.2. AMENDMENTS TO SCHEDULE 2.

                    (a) The definition of "Consolidated Total Funded Debt" appearing in Schedule 2 of the Credit Agreement is hereby amended in its entirety to read as follows:

                         "Consolidated Total Funded Debt. As to any Person and whether recourse is secured by or is otherwise available against all or only a portion of the assets of such Person and whether or not contingent, but without duplication:

                         (i) every obligation of such Person for money borrowed,

                         (ii) every obligation of such Person evidenced by
                    bonds, debentures, notes or other similar instruments, including obligations incurred in connection with the acquisition of property, assets or businesses,

                         (iii) every reimbursement obligation of such Person
                    with respect to letters of credit, bankers' acceptances or similar facilities issued for the account of such Person,

                         (iv) every obligation of such Person issued or assumed
                    as the deferred purchase price of property or services (including securities repurchase agreements but excluding trade accounts payable or accrued liabilities arising in the ordinary course of business which are not overdue or which are being contested in good faith),

                         (v) every obligation of such Person under any
                    Capitalized Lease,

                         (vi) every obligation of such Person under any lease (a
                    "synthetic lease") treated as an operating lease under generally accepted accounting principles and as a loan or financing for U.S. income tax purposes,

                         (vii) all sales by such Person of (A) accounts or
                    general intangibles for money due or to become due, (B) chattel paper, instruments or documents creating or evidencing a right to payment of money or (C) other receivables (collectively "receivables"), whether pursuant to a purchase facility or otherwise, other than in connection with the disposition of the business operations of such Person relating thereto or a disposition of defaulted receivables for collection and not as a financing arrangement, and together with any obligation of such Person to pay any discount, interest, fees, indemnities, penalties, recourse, expenses or other amounts in connection therewith,

                         (viii) every obligation of such Person (an "equity
                    related purchase obligation") to purchase, redeem, retire or otherwise acquire for value any shares of capital stock of any class issued by such Person, any warrants, options or other rights to acquire any such shares, or any rights measured by the value of such shares, warrants, options or other rights,

                         (ix) every obligation of such Person under any forward
                    contract, futures contract, swap, option or other financing agreement or arrangement (including, without limitation, caps, floors, collars and similar agreements), the value of which is dependent upon interest rates, currency exchange rates, commodities or other indices (a "derivative contract"),

                         (x) every obligation in respect of Indebtedness of any
                    other entity (including any partnership in which such Person is a general partner) to the extent that such Person is liable therefor as a result of such Person's ownership interest in or other relationship with such entity, except
                    (1) to the extent that the terms of such Indebtedness provide that such Person is not liable therefor and such terms are enforceable under applicable law and (2) any obligation arising in connection with the Joint Ventures,

                         (xi) every obligation, contingent or otherwise, of such
                    Person guaranteeing, or having the economic effect of guarantying or otherwise acting as surety for, any obligation of a type described in any of clauses (i) through
                    (x) (the "primary obligation") of another Person (the "primary obligor"), in any manner, whether directly or indirectly, and including, without limitation, any obligation of such Person (A) to purchase or pay (or advance or supply funds for the purchase of) any security for the payment of such primary obligation, (B) to purchase property, securities or services for the purpose of assuring the payment of such primary obligation, or (C) to maintain working capital, equity capital or other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such primary obligation.

               The "amount" or "principal amount" of any Indebtedness at any time of determination represented by (u) any Indebtedness, issued at a price that is less than the principal amount at maturity thereof, shall be the amount of the liability in respect thereof determined in accordance with generally accepted accounting principles, (v) any Capitalized Lease shall be the principal component of the aggregate of the rentals obligation under such Capitalized Lease payable over the term thereof that is not subject to termination by the lessee, (w) any sale of receivables shall be the amount of unrecovered capital or principal investment of the purchaser (other than the Borrower or any of its wholly-owned Subsidiaries) thereof, excluding amounts representative of yield or interest earned on such investment, (x) any synthetic lease shall be the stipulated loss value, termination value or other equivalent amount, (y) any derivative contract shall be the maximum amount of any termination or loss payment required to be paid by such Person if such derivative contract were, at the time of determination, to be terminated by reason of any event of default or early termination event thereunder, whether or not such event of default or early termination event has in fact occurred and (z) any equity related purchase obligation shall be the maximum fixed redemption or purchase price thereof inclusive of any accrued and unpaid dividends to be comprised in such redemption or purchase price."

        (b) The following new definition of "Earnings Before Interest and Taxes, Depreciation and Amortization" is hereby added to Schedule 2 of the Credit Agreement in alphabetical order to read as follows:

               "Earnings Before Interest and Taxes, Depreciation and Amortization. For any period, an amount equal to the sum of (a) the consolidated earnings (or loss) from the operations of any Person for such period, after all expenses and other proper charges but before payment or provision for any income taxes or interest expense for such period, plus (b) depreciation, amortization and other non-cash charges for such period, all determined in accordance with generally accepted accounting principles."

        SECTION 5. CONDITIONS TO EFFECTIVENESS. The effectiveness of this Amendment is subject to the prior satisfaction, on or before the date hereof, of the following conditions precedent (the date of such satisfaction herein referred to as the "AMENDMENT EFFECTIVE DATE"):

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                                      -5-



               (a) Representations and Warranties. The representations and warranties contained in paragraph 7 of the Credit Agreement shall have been correct at and as of the date made. Such representations and warranties shall also be correct at and as of the date thereof, except to the extent that such representations and warranties expressly related to a specific date or were based on facts which have changes in the ordinary course of business, which changes, either singly or in the aggregate, are not materially adverse.

               (b) No Event of Default. There shall exist no Event of Default or condition which, with either or both the giving of notice of the lapse of time, would result in an Event of Default upon the execution and delivery of this Amendment.

               (c) Corporate Action. The Banks and the Agent shall have received evidence reasonably satisfactory to the Bank and the Agent that all requisite corporate action necessary for the valid execution, delivery and performance by the Borrower and Subsidiaries of this Amendment and all other instruments and documents delivered by the Borrower and Subsidiaries in connection herewith.

               (d) Delivery of Amendment. The parties hereto shall have executed and delivered this Amendment in form and substance satisfactory to the Banks and the Agent.

        SECTION 6. EFFECTIVE DATE This Amendment shall become effective among the parties hereto as of the Amendment Effective Date. Until the Amendment Effective Date, the terms of the Credit Agreement prior to its amendment hereby shall remain in full force and effect.

        SECTION 7. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which counterparts taken together shall be deemed to constitute one and the same instrument.

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                                      -6-



        IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized officers, as of the day and year first above written.


                                          RAYTEL MEDICAL CORPORATION


                                          By: /s/ E. Payson Smith, Jr.
                                              --------------------------
                                          Its: Chief Financial Officer


                                          BANQUE PARIBAS, now known as Paribas


                                          By: /s/ Clare Bailhe
                                              --------------------------
                                          Its: Director



                                          BANKBOSTON, N.A.,
                                          individually and as Agent


                                          By: /s/ Christopher Phelan
                                              --------------------------
                                          Its: Vice President



Each of the undersigned Subsidiaries acknowledges and accepts the foregoing and ratifies and confirms in all respects such Subsidiary's obligations under the
Guarantees:

RAYTEL CARDIAC SERVICES, INC.


By: /s/ E. Payson Smith, Jr.
    ---------------------------
    E. Payson Smith, Jr.
    Its Chief Financial Officer

RAYTEL MEDICAL IMAGING, INC.


By: /s/ E. Payson Smith, Jr.
    ---------------------------
    E. Payson Smith, Jr.
    Its Chief Financial Officer

MEDICAL IMAGING PARTNERS L.P.
    By: RAYTEL MEDICAL IMAGING, INC.,
        Its General Partner


        By: /s/ E. Payson Smith, Jr.
            ---------------------------
            E. Payson Smith, Jr.
            Its Chief Financial Officer

RAYTEL IMAGING HOLDINGS, INC.


By: /s/ E. Payson Smith, Jr.
    ---------------------------
    E. Payson Smith, Jr.
    Its Chief Financial Officer


RAYTEL CARDIOVASCULAR LABS, INC.


By: /s/ E. Payson Smith, Jr.
    ---------------------------
    E. Payson Smith, Jr.
    Its Chief Financial Officer


RAYTEL IMAGING NETWORK, INC.


By: /s/ E. Payson Smith, Jr.
    ---------------------------
    E. Payson Smith, Jr.
    Its Chief Financial Officer


RAYTEL IMAGING WEST INC.


By: /s/ E. Payson Smith, Jr.
    ---------------------------
    E. Payson Smith, Jr.
    Its Chief Financial Officer


RAYTEL IMAGING EAST INC.


By: /s/ E. Payson Smith, Jr.
    ---------------------------
    E. Payson Smith, Jr.
    Its Chief Financial Officer

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                                      -8-



RAYTEL IMAGING MID-ATLANTIC INC.


By: /s/ E. Payson Smith, Jr.
    ---------------------------
    E. Payson Smith, Jr.
    Its Chief Financial Officer


RAYTEL GRANADA HILLS INC.


By: /s/ E. Payson Smith, Jr.
    ---------------------------
    E. Payson Smith, Jr.
    Its Chief Financial Officer


CARDIOVASCULAR VENTURES, INC.


By: /s/ E. Payson Smith, Jr.
    ---------------------------
    E. Payson Smith, Jr.
    Its Chief Financial Officer


RAYTEL MANAGEMENT HOLDINGS, INC.


By: /s/ E. Payson Smith, Jr.
    ---------------------------
    E. Payson Smith, Jr.
    Its Chief Financial Officer


RAYTEL CALIFORNIA PHYSICIAN
SERVICES, INC.


By: /s/ E. Payson Smith, Jr.
    ---------------------------
    E. Payson Smith, Jr.
    Its Chief Financial Officer

RAYTEL TEXAS PHYSICIAN SERVICES, INC.


By: /s/ E. Payson Smith, Jr.
    ---------------------------
    E. Payson Smith, Jr.
    Its Chief Financial Officer


CARDIOVASCULAR VENTURES OF
TEXAS, INC.


By: /s/ E. Payson Smith, Jr.
    ---------------------------
    E. Payson Smith, Jr.
    Its Chief Financial Officer


CARDIOVASCULAR VENTURES OF
WEST HOUSTON, INC.


By: /s/ E. Payson Smith, Jr.
    ---------------------------
    E. Payson Smith, Jr.
    Its Chief Financial Officer


CARDIOVASCULAR VENTURES OF
CENTRAL SAN ANTONIO, INC.


By: /s/ E. Payson Smith, Jr.
    ---------------------------
    E. Payson Smith, Jr.
    Its Chief Financial Officer


CARDIOVASCULAR VENTURES OF
TOWSON, INC.


By: /s/ E. Payson Smith, Jr.
    ---------------------------
    E. Payson Smith, Jr.
    Its Chief Financial Officer

CARDIOVASCULAR CENTERS OF
PORT ST. LUCIE, INC.


By: /s/ E. Payson Smith, Jr.
    ---------------------------
    E. Payson Smith, Jr.
    Its Chief Financial Officer


CARDIOVASCULAR VENTURES OF
ALEXANDRIA, INC.


By: /s/ E. Payson Smith, Jr.
    ---------------------------
    E. Payson Smith, Jr.
    Its Chief Financial Officer


CARDIOVASCULAR VENTURES OF
EAST NEW ORLEANS, INC.


By: /s/ E. Payson Smith, Jr.
    ---------------------------
    E. Payson Smith, Jr.
    Its Chief Financial Officer


FORT WORTH CARDIAC LABORATORY,
INC.


By: /s/ E. Payson Smith, Jr.
    ---------------------------
    E. Payson Smith, Jr.
    Its Chief Financial Officer


PHYSICIAN PARTNERS OF PORT ST.
LUCIE, INC.


By: /s/ E. Payson Smith, Jr.
    ---------------------------
    E. Payson Smith, Jr.
    Its Chief Financial Officer

HEART INSTITUTE OF PORT ST.
LUCIE, INC.


By: /s/ E. Payson Smith, Jr.
    ---------------------------
    E. Payson Smith, Jr.
    Its Chief Financial Officer